Prudential Investment Portfolios, Inc. 10

655 Broad Street, 17th Floor

Newark, New Jersey 07102

July 2, 2018

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for PGIM QMA Mid-Cap Value Fund

Registration numbers 333-119741 and 811-08085

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated June 22, 2018 (SEC accession number 0000067590-18-001089), to the Prospectus, dated December 27, 2017 (as reissued June 11, 2018). The purpose of the filing is to submit the 497 filing dated June 22, 2018 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain

Jonathan D. Shain

Assistant Secretary